                                                                    EXHIBIT 10.1
                                 SECOND AMENDMENT
                     TO REVOLVING CREDIT AND TERM LOAN AGREEMENT


     Second Amendment dated as of April 30, 1996 to Revolving Credit and Term Loan Agreement (this "Amendment"), by and among SAMSONITE CORPORATION, a Delaware corporation (the "Company") and THE FIRST NATIONAL BANK OF BOSTON, BANK OF AMERICA ILLINOIS and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of July 14, 1995 (as amended by the First Amendment thereto dated as of December 27, 1995 and as the same may be further amended, modified, supplemented, and in effect from time to time, the "Credit Agreement") by and among the Company, the Lenders, THE FIRST NATIONAL BANK OF BOSTON and BANK OF AMERICA ILLINOIS as managing agents for the Lenders (in such capacity, the "Managing Agents"), BANK OF AMERICA ILLINOIS as documentation agent for the Managing Agents and the Lenders and THE FIRST NATIONAL BANK OF BOSTON as administrative agent for the Managing Agents and the Lenders. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Company and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the applicable conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

                    SECTION 1.1 APPLICABLE MARGIN: Effective as of April 30, 1996, the definition of Applicable Margin is hereby amended to read as follows:


                                   "APPLICABLE MARGIN.  For each period
                    commencing on an Adjustment Date (or, as applicable, the Closing Date) through the date immediately preceding the next (or, as applicable, the first) Adjustment Date (each a "Rate Adjustment Period"), the Leverage Ratio shall be determined for the applicable fiscal period ending on the fiscal quarter end date occurring on or about the date fifty
                    (50) days before the applicable Adjustment Date, and the resulting margin shall be as set forth below. The pricing tier applicable for the

     Leverage Ratio applicable for such period as set forth below shall then be the Applicable Margin for such Rate Adjustment Period.

- -------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------
                                                     Documentary
Pricing                           Eurodollar          Letter of          Base            Commitment
 Tier     Leverage Ratio          Rate Loans            Credit           Rate                Fee
                                                       Fee Rate          Loans              Rate
- -------------------------------------------------------------------------------------------------------
                                (basis points)       (basis points)   (basis points)    (BASIS POINTS)
- -------------------------------------------------------------------------------------------------------
Tier 6    Greater than or            250                  168              100                 50
          equal to 4.90:1.00
Tier 5    Less than 4.90:1.00,       225                  151               75                 50
          but greater than or
          equal to 4.50:1.00
Tier 4    Less than 4.50:1.00        200                  134               50                 50
          but greater than or
          equal to 4.00:1.00
Tier 3    Less than 4:00 but         162.5                118               12.5               37.5
          greater than or equal
          to 3.25:1.00
Tier 2    Less than 3.25 but         125                   83                0                 37.5
          greater than or equal
          to 2.50:1.00
Tier 1    Less than 2.50:1.00         75                   50                0                 25
- -------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------


Notwithstanding the foregoing,

     (a) for purposes of interest on Loans outstanding, Commitment Fee Rate and Documentary Letter of Credit Fee Rate with respect to the period commencing on April 30, 1996 through the date immediately preceding the Adjustment Date occurring on June 19, 1996, the Applicable Margin shall be the Applicable Margin set forth in Tier 4 above;

     (b) in the event the Borrowers' estimates of the Leverage Ratio based on the Borrowers' fourth quarter performance in any fiscal year pursuant to Section 9.4(d) hereof proves to be inaccurate after final calculations of fourth quarter financial statements pursuant to the audited financial statements for such fiscal year and the result of such inaccuracy was such that the Applicable Margin applied for any applicable such rate adjustment period was (i) too low, the borrowers shall, within five (5) Business Days upon becoming aware of (or receiving notice from the administrative agent in reasonable detail, requesting an adjustment hereunder with respect to) such inaccuracy, pay to the administrative agent for the respective ratable accounts of the Lenders the difference between the interest, Commitment Fees, and Shared Documentary Letter of Credit Fees the Borrowers should have paid with respect to such rate adjustment period and what was actually paid or (ii) too high, the Lenders severally, on a ratable basis, shall (within five (5) Business Days after receiving notice thereof from the Company, in reasonable detail, requesting an adjustment hereunder with respect thereto) credit to the next interest payment, payment of commitment fees, or payment of shared documentary letter of Credit Fees (but not the documentary letter of credit fronting fee) due by the Borrowers with (or if no obligations are owing hereunder, severally, on a ratable basis, shall refund to the borrowers) the difference between the interest, Commitment Fees, and Shared Documentary Letter of Credit Fees (but not the Documentary Letter of Credit Fronting Fee) the Borrowers actually paid with respect to such Rate Adjustment Period and what should have been paid; and

     (c) if the Borrowers fail to deliver any quarterly financial statements or quarterly Compliance Certificate when required by Section 9.4(b) or Section 9.4(d) hereof then, for the period commencing on the Adjustment Date immediately following the period for which such quarterly financial statements or quarterly Compliance Certificates are delinquent and continuing through the next Adjustment Date, the Applicable Margin shall be the Applicable Margin set forth in Tier 6 above."


     SECTION 1.2. ADDITIONAL DEFINITIONS: Section 1.1 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

                    WELLS FARGO HSBC. Wells Fargo HSBC Trade Bank, N.A., a national banking association.


                    WELLS FARGO FACTORING AGREEMENTS. Collectively, (a) the Draft Discount Facility Agreement dated as of April 1, 1996 by and between the Company and Wells Fargo HSBC, (b) the Draft Discount Facility Agreement dated as of April 1, 1996 by and between the Company and Wells Fargo HSBC, and (c) the Draft Discount Facility Agreement dated as of April 1, 1996 by and between the Company and Wells Fargo HSBC, in the respective forms thereof delivered to the Managing Agents prior to the effectiveness of the Second Amendment to this Credit Agreement.


     SECTION 1.3. SWING LINE LOANS. Section 3.1.2 of the Credit Agreement is hereby amended by deleting the word "seventh" and inserting in its place the phrase "fourteenth (14th)".

     SECTION 1.4. INTEREST MARGIN TEST COMPUTATIONS. Section 9.4(d) of the Credit Agreement is hereby amended by deleting the words "and Interest Margin Test" which appears in Section 9.4(d).

     SECTION 1.5. CERTAIN INDEBTEDNESS. Section 10.1(k) of the Credit Agreement is hereby amended by deleting Section 10.1(k) in its entirety and restating it as follows:

                    (k) Indebtedness of the Borrowers or any Non-Excluded Subsidiaries in a principal amount which does not exceed, in the aggregate, $30,000,000 less, at the time of determination, the amount of the Company's accounts receivable, customer drafts and similar rights of payments from customers of the Company sold to Wells Fargo HSBC pursuant to the Wells Fargo Factoring Agreements which have not yet been collected as of such time by Wells Fargo HSBC;

     SECTION 1.6. CERTAIN LIENS. Section 10.2(j) of the Credit Agreement is hereby amended by deleting the amount "$6,000,000" and inserting in its place the amount "$10,000,000".

     SECTION 1.7. DISPOSITION OF ASSETS. Section 10.5.2(e) of the Credit Agreement is hereby amended by deleting Section 10.5.2(e) in its entirety and inserting in place thereof the following:

                    (e) the sale of certain accounts receivable, customer drafts and similar rights of payment from (i) customers of McGregor in the ordinary course of business pursuant to the terms of the McGregor Factoring Agreement (as in effect on the date hereof) and (ii) customers of the Company in the ordinary course of business on a non-recourse basis pursuant to the terms of the Wells Fargo Factoring Agreements (as in effect on the effective date of the Second Amendment to this Credit Agreement), to the extent such sales are permitted by subparagraph (ii) of the first paragraph of Section 14.4(a) of the Subordinated Indenture.

     SECTION 1.8. INTEREST COVERAGE RATIO. Section 11.2 of the Credit Agreement is hereby amended by deleting the table from Section 11.2 and inserting in its place the following table:

                    PERIOD                    RATIO
                    ------                    -----
     Closing Date - January 30, 1997         1.30:1
     January 31, 1997 - January 30, 1998     1.40:1
     January 31, 1998 - January 30, 1999     1.60:1
     January 31, 1999 - January 30, 2000     1.75:1
     Thereafter                              2.00:1

     SECTION 1.9. MINIMUM EBITDA. Section 11.3 of the Credit Agreement is hereby amended by deleting the table from Section 11.3 and inserting in its place the following table:

                    PERIOD                      AMOUNT
                    ------                      ------
     Closing Date - January 30, 1997         $75,000,000
     January 31, 1997 - January 30, 1998     $78,500,000
     January 31, 1998 - January 30, 1999     $80,000,000
     January 31, 1999 - January 30, 2000     $85,000,000
     Thereafter                              $90,000,000

     SECTION 1.10. CAPITAL EXPENDITURES. The text of Section 11.4 of the Credit Agreement is hereby amended to read as follows:

     "The Borrowers will not make, or permit any Non-Excluded Subsidiary of such Borrower to make, Capital Expenditures (a) in the last three (3) fiscal quarters of the fiscal year ending January 31, 1996, that exceed, in the aggregate $23,000,000 for such period, (b) in the fiscal year ending January 31, 1997 that exceed, in the aggregate, $25,000,000 for such fiscal year, or (c) in any fiscal year thereafter that exceed, in the aggregate, (i) $25,000,000 if EBITDA for such fiscal year does not exceed $90,000,000 or (ii) $30,000,000 if EBITDA for such fiscal year exceeds $90,000,000; PROVIDED, HOWEVER, (1) for the period from December 27, 1995 through January 31, 1997, the Company shall be permitted to make, in addition to those Capital Expenditures permitted by clauses (a), (b), and (c) of this Section 11.4, additional Capital Expenditures in such period in an amount not to exceed, in the aggregate, $3,000,000 provided such Capital Expenditures are made for the sole purpose of repairing the roof and making other repairs to the building located on the Company's real property in Murfreesboro, Tennessee; (2) if during any such fiscal year or fiscal period the amount of Capital Expenditures permitted for that fiscal year or fiscal period is not so utilized (other than those Capital Expenditures permitted to be used solely for the repair of the Murfreesboro, Tennessee property), up to $5,000,000 in the aggregate of such unutilized amount may be utilized in the next succeeding fiscal year or fiscal period (but not in any subsequent fiscal year) for Capital Expenditures associated with projects which are included within the capital budget approved by the Company's Board of Directors and commenced but not completed in the prior fiscal year; and (3) notwithstanding the foregoing PROVISO clauses (1) and (2), in no event shall the aggregate Capital Expenditures of the Borrowers and their Non- Excluded Subsidiaries for any reason exceed $30,000,000 in any fiscal year."

     SECTION 1.11. AMERICAN TOURISTER RESTRUCTURING CHARGES. The Company has advised the Agents and the Lenders that the Company incurred certain restructuring charges, not exceeding $2,400,000 in the aggregate, accrued solely during the fiscal quarter ended January 31, 1996, in respect of the closing of the American Tourister plant located in Jacksonville, Florida and certain expenses and other accruals of liabilities relating thereto (such specific restructuring charges being referred to as the "American Tourister Restructuring Charges"). Any provisions of the Loan Documents to the contrary notwithstanding,

                    (a) the American Tourister Restructuring Charges shall be excluded from the applicable computations of Adjusted Consolidated Net Income, EBITDA, and Adjusted EBITDA for applicable fiscal periods that include the fiscal quarter ended January 31, 1996; and


          (b) the reference to "restructuring charges" in the definition of Consolidated Working Capital shall be deemed NOT to apply to the American Tourister Restructuring Charges.

     SECTION 1.12.  MISCELLANEOUS MODIFICATIONS, ETC.

     (a) The word "or" is hereby deleted from line 7 of Section 14.1(r)(i) of the Credit Agreement, in order to correct an inadvertent typographical error.

     (b) The form of Compliance Certificate set forth as EXHIBIT E to the Credit Agreement is hereby modified by:

               (i) deleting the words "and Interest Margin Test" which appear immediately after the words "Leverage Ratio" in the third paragraph of EXHIBIT E;

               (ii)  replacing the table relating to determining compliance with
          Section 11.2 of the Credit Agreement (with respect to the required minimum Interest Coverage Ratio) with the table provided for in
          Section 11.2 as amended hereby;

               (iii) replacing the table relating to determining compliance with Section 11.3 of the Credit Agreement (with respect to required levels of Minimum EBITDA) with the table provided for in Section 11.3 as amended hereby;

               (iv) replacing the specified amounts of Capital Expenditures relating to determining compliance with Section 11.4 of the Credit Agreement (with respect to permitted amounts of Capital Expenditures) with the relevant maximum amounts provided for in Section 11.4 as amended hereby;

               (v) reflecting the treatment of the American Tourister Restructuring Charges pursuant to, and in accordance with, the Credit Agreement so as to give effect appropriately to the proper application of the provisions of this Amendment relating thereto; and

               (vi) properly and appropriately reflecting the applicable provisions of this Amendment relating to the periodic determination of the Applicable Margin so as to delete all references to the calculation of the Interest Margin Test in the determination of the Applicable Margin.

     SECTION 2. AMENDMENT FEES. The Company shall pay amendment fees, subject to and simultaneously with the effectiveness of this Section 2 of this Amendment, on the Amendment Date (as defined in Section 3 hereof below) as follows:

                    (a) The Company shall pay to each of the Lenders, upon receipt by the Administrative Agent of the signature page of each Lender hereof indicating its consent and agreement to Sections 1.1, 1.3, 1.4, 1.12(b)(i), and 1.12(b)(vi) hereof (the "Special Approval Provisions") and the satisfaction of the conditions precedent set forth in Section 3(a) hereof, an amendment fee equal to

     8 basis points (0.08%) as applied to the total of such Lender's Commitment and such Lender's ratable portion of the Term Loan outstanding;

          (b) The Company shall pay to each Lender who has signed and delivered to the Administrative Agent pursuant to Section 3 hereof the applicable signature pages hereto indicating its consent and agreement to the remaining provisions of this Amendment OTHER THAN the Special Approval Provisions (the "Majority Approval Provisions"), an amendment fee equal to 2 basis points (0.02%) as applied to the total of such Lender's Commitment and such Lender's ratable portion of the Term Loan outstanding, such amendment fee to be due and payable upon the effectiveness of the Majority Approval Provisions pursuant to Section 3(b) hereof;

          (c)  The provisions of the foregoing clauses (a) and (b) of this
     Section 2 of this Amendment shall be cumulative, and not exclusive of each other.


     SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on April 30, 1996 (the "Amendment Date") in the manner, and to the extent, provided below, subject to the satisfaction of the following applicable conditions precedent on or prior to such date:

                    (a) The effectiveness of the Special Approval Provisions shall be subject to the receipt, on or prior to the Amendment Date, by the Administrative Agent of:

                              (i)  one or more counterparts of this Amendment
     with the applicable signature pages indicating consent and agreement to the Special Approval Provisions signed by each of the Obligors and each of the Lenders, the Issuing Banks, the Swing Line Lenders, and the Agents; and

                              (ii)  the applicable amendment fees provided for
     in Section 2(a) of this Amendment, for the respective accounts of the applicable Lenders entitled thereto, in immediately available funds.

                    (b) The effectiveness of the Majority Approval Provisions (including, without limitation, Sections 2 and 3 of this Amendment) shall be subject to the receipt, on or prior to the Amendment Date, by the Administrative Agent of:

                              (i)  one or more counterparts of this Amendment
     with the applicable signature pages indicating consent and agreement to the Majority Approval Provisions signed by each of the Obligors and the Majority Lenders;

                              (ii)  the applicable amendment fees provided for
     in Section 2(b) of this Amendment, for the respective accounts of the applicable Lenders entitled thereto, in immediately available funds; and

                              (iii)  evidence provided by the Company, in
     reasonable detail and reasonably satisfactory in form and substance to the Managing Agents that the Wells Fargo Factoring Agreements and the transactions contemplated thereby are permitted transactions treated as asset dispositions under subparagraph (ii) of the first paragraph of
     Section 14.4(a) of the Subordinated Indenture.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Company hereby repeats, on and as of the date hereof and the Amendment Date, each of the representations and warranties made by it in Section 8 of the Credit Agreement (except to the extent of changes resulting from matters contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Company hereby represents and warrants that the execution and delivery by the Company of this Amendment and the performance by the Company of all of its agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of the Company and have been duly authorized by all necessary corporate action on the part of the Company, and further represents and warrants that the execution and delivery by the Company of this Amendment and the performance by the Company of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement or instrument to which the Company is a party or by which the Company is bound, including but not limited to the Subordinated Indenture.

     SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Obligors under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     SECTION 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise adversely affect any Obligations, any other obligation of the Company or any rights of the Agents or the Lenders consequent thereon.

     SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                            [Signature Pages Follow]

                  SIGNATURE PAGES FOR BORROWERS AND GUARANTORS

     The undersigned Borrower hereby consents and agrees to all of the provisions of the foregoing Amendment:


     THE COMPANY:             SAMSONITE CORPORATION



                              By:    /S/ THOMAS R. SANDLER
                                     ----------------------------------------
                              Name:  THOMAS R. SANDLER
                                     ----------------------------------------
                              Title: CHIEF FINANCIAL OFFICER & TREASURER
                                     ----------------------------------------


     Each of the undersigned Guarantors hereby acknowledges and consents to all of the provisions of the foregoing Amendment and agrees that its Guarantee dated as of July 14, 1995, in favor of the Lenders and the Agents, and all other Loan Documents to which such Guarantor is a party, remain in full force and effect, and each of the undersigned Guarantors confirms and ratifies all of its obligations thereunder.


     THE GUARANTORS:          A.T. RETAIL, INC.


                              By:    /S/ D. MICHAEL CLAYTON
                                     ----------------------------------------
                              Name:  D. MICHAEL CLAYTON
                                     ----------------------------------------
                              Title: VICE PRESIDENT AND SECRETARY
                                     ----------------------------------------

                              MCGREGOR CORPORATION


                              By:    /S/ D. MICHAEL CLAYTON
                                     ----------------------------------------
                              Name:  D. MICHAEL CLAYTON
                                     ----------------------------------------
                              Title: VICE PRESIDENT & ASSISTANT SECRETARY
                                     ----------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              THE FIRST NATIONAL BANK OF BOSTON, as
                                Lender, Issuing Bank, Swing Line Lender,
                                Administrative Agent, and Managing Agent



                              By:    /S/ RICHARD D. HILL, JR.
                                     ----------------------------------------
                              Name:  RICHARD D. HILL, JR.
                                     ----------------------------------------
                              Title: DIRECTOR
                                     ----------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              THE FIRST NATIONAL BANK OF BOSTON, as
                                Lender, Issuing Bank, Swing Line Lender,
                                Administrative Agent, and Managing Agent

                              By:    /S/ RICHARD D. HILL, JR.
                                     ----------------------------------------
                              Name:  RICHARD D. HILL
                                     ----------------------------------------
                              Title: DIRECTOR
                                     ----------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              BANK OF AMERICA ILLINOIS, as Lender, Issuing
                                Bank, Swing Line Lender, Documentation Agent, and Managing Agent


                              By:    /S/ LINDA A. CARPER
                                     ----------------------------------------
                              Name:  LINDA A. CARPER
                                     ----------------------------------------
                              Title: MANAGING DIRECTOR
                                     ----------------------------------------



     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              BANK OF AMERICA ILLINOIS, as Lender, Issuing
                                Bank, Swing Line Lender, Documentation Agent, and Managing Agent


                              By:    /S/ LINDA A. CARPER
                                     ----------------------------------------
                              Name:  LINDA A. CARPER
                                     ----------------------------------------
                              Title: MANAGING DIRECTOR
                                     ----------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:


                              BHF-BANK AKTIENGESELLSCHAFT
                                NEW YORK BRANCH



                              By:    /S/ EVON M. CONTOS
                                     ----------------------------------------
                              Name:  EVON M. CONTOS
                                     ----------------------------------------
                              Title: VICE PRESIDENT
                                     ----------------------------------------


                              By:    /S/ DAN DOBRJANSKYJ
                                     ----------------------------------------
                              Name:  DAN DOBRJANSKYJ
                                     ----------------------------------------
                              Title: ASSISTANT TREASURER
                                     ----------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:
:

                              BHF-BANK AKTIENGESELLSCHAFT
                                NEW YORK BRANCH



                              By:    /S/ EVON M. CONTOS
                                     ----------------------------------------
                              Name:  EVON M. CONTOS
                                     ----------------------------------------
                              Title: VICE PRESIDENT
                                     ----------------------------------------


                              By:    /S/ DAN DOBRJANSKYJ
                                     ----------------------------------------
                              Name:  DAN DOBRJANSKYJ
                                     ----------------------------------------
                              Title: ASSISTANT TREASURER
                                     ----------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:



                              THE LONG-TERM CREDIT BANK OF
                                JAPAN, LTD.


                              By:    /S/ PAUL CLIFFORD
                                     ----------------------------------------
                              Name:  PAUL CLIFFORD
                                     ----------------------------------------
                              Title: DEPUTY GENERAL MANAGER
                                     ----------------------------------------



     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                              THE LONG-TERM CREDIT BANK OF
                                JAPAN, LTD.


                              By:    /S/ PAUL CLIFFORD
                                     ----------------------------------------
                              Name:  PAUL CLIFFORD
                                     ----------------------------------------
                              Title: DEPUTY GENERAL MANAGER
                                     ----------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:


                              THE MITSUBISHI TRUST AND
                                BANKING CORPORATION, LOS
                                ANGELES AGENCY



                              By:    /S/ HIROAKI KOSEKI
                                     ----------------------------------------
                              Name:  HIROAKI KOSEKI
                                     ----------------------------------------
                              Title: SR. VICE PRESIDENT & CHIEF MANAGER
                                     ----------------------------------------



     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              THE MITSUBISHI TRUST AND
                                BANKING CORPORATION, LOS
                                ANGELES AGENCY



                              By:     /S/ HIROAKI KOSEKI
                                      -------------------------------------
                              Name:   HIROAKI KOSEKI
                                      ----------------------------------------
                              Title:  SR. VICE PRESIDENT & CHIEF MANAGER
                                      ---------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:


                              SOCIETE GENERALE



                              By:     /S/ JOHN M. STACK
                                      -------------------------------------
                              Name:   JOHN M. STACK
                                      ----------------------------------------
                              Title:  VICE PRESIDENT
                                      ---------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              SOCIETE GENERALE



                              By:     /S/ JOHN M. STACK
                                      -------------------------------------
                              Name:   JOHN M. STACK
                                      ----------------------------------------
                              Title:  VICE PRESIDENT
                                      ---------------------------------------

                            SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:


                              THE BANK OF NEW YORK


                              By:     /S/ ROBERT LOUK
                                      -------------------------------------
                              Name:   ROBERT LOUK
                                      ----------------------------------------
                              Title:  VICE PRESIDENT
                                      ---------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              THE BANK OF NEW YORK


                              By:     /S/ ROBERT LOUK
                                      -------------------------------------
                              Name:   ROBERT LOUK
                                      ----------------------------------------
                              Title:  VICE PRESIDENT
                                      ---------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR


                              By:     /S/ DANIEL TOUFFU
                                      -------------------------------------
                              Name:   DANIEL TOUFFU
                                      ----------------------------------------
                              Title:  FIRST VP AND REGIONAL MANAGER
                                      ---------------------------------------

                              By:     /S/ IAIN A. WHYTE
                                      -------------------------------------
                              Name:   IAIN A. WHYTE
                                      ----------------------------------------
                              Title:  VICE PRESIDENT
                                      ---------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                              BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR

                              By:     /S/ DANIEL TOUFFU
                                      -------------------------------------
                              Name:   DANIEL TOUFFU
                                      ----------------------------------------
                              Title:  FIRST VP AND REGIONAL MANAGER
                                      ---------------------------------------

                              By:     /S/ IAIN A. WHYTE
                                      -------------------------------------
                              Name:   IAIN A. WHYTE
                                      ----------------------------------------
                              Title:  VICE PRESIDENT
                                      ---------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              BANQUE PARIBAS


                              By:     /S/ MARK S. BLACK
                                      -------------------------------------
                              Name:   MARK S. BLACK
                                      ----------------------------------------
                              Title:  ASSISTANT VICE PRESIDENT
                                      ---------------------------------------


                              By:     /S/ MARY T. FINNEGAN
                                      -------------------------------------
                              Name:   MARY T. FINNEGAN
                                      ----------------------------------------
                              Title:  GROUP VICE PRESIDENT
                                      ---------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              BANQUE PARIBAS


                              By:     /S/ MARK S. BLACK
                                      -------------------------------------
                              Name:   MARK S. BLACK
                                      ----------------------------------------
                              Title:  ASSISTANT VICE PRESIDENT
                                      ---------------------------------------

                              By:     /S/ MARY T. FINNEGAN
                                      -------------------------------------
                              Name:   MARY T. FINNEGAN
                                      ----------------------------------------
                              Title:  GROUP VICE PRESIDENT
                                      ---------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:


                              CITICORP USA, INC.



                              By:     /s/ ROBERT A. KOSEN
                                      -------------------------------------
                              Name:   Robert A. Kosen
                                      ----------------------------------------
                              Title:  Attorney-in-Fact
                                      ---------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              CITICORP USA, INC.



                              By:     /s/ ROBERT A. KOSEN
                                      ----------------------------------------
                              Name:   Robert A. Kosen
                                      ----------------------------------------
                              Title:  Attorney-in-Fact
                                      ---------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              CREDIT LYONNAIS NEW YORK
                                BRANCH



                              By:     /s/ FREDERICK HADDAD
                                      -------------------------------------
                              Name:   Frederick Haddad
                                      ----------------------------------------
                              Title:  Senior Vice President
                                      ---------------------------------------



     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:


                              CREDIT LYONNAIS NEW YORK
                                BRANCH



                              By:     /s/ FREDERICK HADDAD
                                      -------------------------------------
                              Name:   Frederick Haddad
                                      ----------------------------------------
                              Title:  Senior Vice President
                                      ---------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              CREDIT LYONNAIS CAYMAN
                                ISLAND BRANCH



                              By:     /s/ FREDERICK HADDAD
                                      -------------------------------------
                              Name:   Frederick Haddad
                                      ----------------------------------------
                              Title:  Authorized Signature
                                      ---------------------------------------



     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              CREDIT LYONNAIS CAYMAN
                                ISLAND BRANCH



                              By:     /s/ FREDERICK HADDAD
                                      -------------------------------------
                              Name:   Frederick Haddad
                                      ----------------------------------------
                              Title:  Authorized Signature
                                      ---------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              DRESDNER BANK AG, LOS ANGELES
                                AGENCY



                              By:
                                     ----------------------------------------
                              Name:
                                     ----------------------------------------
                              Title:
                                     ----------------------------------------

                              By:
                                     ----------------------------------------
                              Name:
                                     ----------------------------------------
                              Title:
                                     ----------------------------------------

     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              DRESDNER BANK AG, LOS ANGELES
                                AGENCY



                              By:     /s/ JON M. BLAND
                                      -------------------------------------
                              Name:   Jon M. Bland
                                      ----------------------------------------
                              Title:  Sen. Vice Pres.
                                      ---------------------------------------

                              By:     /s/ VITOL WIACEK
                                      -------------------------------------
                              Name:   Vitol Wiacek
                                      ----------------------------------------
                              Title:  Asst. Vice Pres.
                                      ---------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              FLEET BANK OF MASSACHUSETTS, N.A.



                              By:
                                     ----------------------------------------
                              Name:
                                     ----------------------------------------
                              Title:
                                     ----------------------------------------

          The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              FLEET BANK OF MASSACHUSETTS, N.A.



                              By:   /s/ MARYANN S. SMITH
                                    ----------------------------------------
                              Name:  Maryann S. Smith
                                     ----------------------------------------
                              Title: Vice President
                                     ----------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              GENERALE BANK



                         By:    /s/ ALAIN VERSCHUEREN  /s/ SIMON DEL ROSARIO
                                ---------------------- ---------------------
                         Name:  Alain Verschueren      Simon Del Rosario
                                ---------------------- ---------------------
                         Title: SVP                    SVP
                                ---------------------- ---------------------



     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              GENERALE BANK





                         By:    /s/ ALAIN VERSCHUEREN  /s/ SIMON DEL ROSARIO
                                ---------------------- ---------------------
                         Name:  Alain Verschueren      Simon Del Rosario
                                ---------------------- ---------------------
                         Title: SVP                    SVP
                                ---------------------- ---------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              KREDIETBANK NV



                              By:    /s/ ROBERT SNAUFFER
                                     --------------------------------------
                              Name:  Robert Snauffer
                                     ----------------------------------------
                              Title: Vice President
                                     --------------------------------------

                              By:    /s/ TOD R. ANGUS
                                     --------------------------------------
                              Name:  Tod R. Angus
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              KREDIETBANK NV





                              By:    /s/ ROBERT SNAUFFER
                                     --------------------------------------
                              Name:  Robert Snauffer
                                     ----------------------------------------
                              Title: VICE PRESIDENT
                                     --------------------------------------

                              By:    /s/ TOD R. ANGUS
                                     --------------------------------------
                              Name:  Tod R. Angus
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:


                              NATIONAL CITY BANK



                              By:   /s/ BARRY C. ROBINSON
                                    --------------------------------------
                              Name:  Barry C. Robinson
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              NATIONAL CITY BANK



                              By:   /s/ BARRY C. ROBINSON
                                    --------------------------------------
                              Name:  Barry C. Robinson
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:


                              THE NIPPON CREDIT BANK,
                                LOS ANGELES AGENCY



                              By:    /s/ YOSHINOBU FUKUSHIMA
                                     --------------------------------------
                              Name:  Yoshinobu Fukushima
                                     --------------------------------------
                              Title: General Manager
                                     --------------------------------------

     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:



                              THE NIPPON CREDIT BANK,
                                LOS ANGELES AGENCY



                              By:    /s/ YOSHINOBU FUKUSHIMA
                                     --------------------------------------
                              Name:  Yoshinobu Fukushima
                                     --------------------------------------
                              Title: General Manager
                                     --------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              NORWEST BANK COLORADO,
                                NATIONAL ASSOCIATION



                              By:    /s/ SANDRA A. SAUER
                                     --------------------------------------
                              Name:  Sandra A. Sauer
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              NORWEST BANK COLORADO,
                                NATIONAL ASSOCIATION



                              By:    /s/ SANDRA A. SAUER
                                     --------------------------------------
                              Name:  Sandra A. Sauer
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:

                              UNION BANK OF CALIFORNIA, N.A.
                              (AS SUCCESSOR BY MERGER TO UNION BANK)



                              By:    /s/ ANTHONY B. KWEE
                                     --------------------------------------
                              Name:  Anthony B. Kwee
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              UNION BANK OF CALIFORNIA, N.A.
                              (AS SUCCESSOR BY MERGER TO UNION BANK)



                              By:    /s/ ANTHONY B. KWEE
                                     --------------------------------------
                              Name:  Anthony B. Kwee
                                     --------------------------------------
                              Title: Vice President
                                     --------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:


                              WELLS FARGO BANK, N.A.



                              By:
                                     --------------------------------------
                              Name:
                                     --------------------------------------
                              Title:
                                     --------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              WELLS FARGO BANK, N.A.



                              By:    /s/ BRIAN MCDONALD
                                     --------------------------------------
                              Name:  Brian McDonald
                                     --------------------------------------
                              Title: Assistant Vice President
                                     --------------------------------------

                           SIGNATURE PAGES FOR LENDERS

     The undersigned Lender hereby consents and agrees to the Special Approval Provisions of the foregoing Amendment:


                              VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST



                              By:    /s/ JEFFREY W. MAILLETT
                                     --------------------------------------
                              Name:  Jeffrey W. Mailett
                                     --------------------------------------
                              Title: Sr. Vice Pres. - Portfolio Mgr.
                                     --------------------------------------


     The undersigned Lender hereby consents and agrees to the Majority Approval Provisions of the foregoing Amendment:

                              VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST


                              By:    /s/ JEFFREY W. MAILLETT
                                     --------------------------------------
                              Name:  Jeffrey W. Mailett
                                     --------------------------------------
                              Title: Sr. Vice Pres. - Portfolio Mgr.
                                     --------------------------------------